Other Gains (Losses)	12 Months Ended
Aug. 31, 2018
Expenses by nature [abstract]
Other Gains (Losses)

23. OTHER GAINS (LOSSES)

	2018	2017
	$	$
Realized and unrealized foreign exchange gains	1	12
Investment write-downs	–	(82)
Gain/(loss) on disposal of fixed assets	15	(2)
Other	13	7
	29	(65)

Other gains (losses) generally includes realized and unrealized foreign exchange gains and losses on US dollar denominated current assets and liabilities, gains and losses on disposal of property, plant and equipment and minor investments, and the Company’s share of the operations of Burrard Landing Lot 2 Holdings Partnership. In the prior year, the category also includes a write-down of $82 in respect of the Company’s investment in shomi which announced a wind down of operations in September 2016.